Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of June 4, 2012, to the Credit Agreement referenced below, is by and among PLUM CREEK TIMBERLANDS, L.P., a Delaware limited partnership (the “Borrower”), the Lenders identified on the signature pages hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Revolving Credit Agreement dated as of March 2, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.    Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is amended to remove the parenthetical “(rounded upward, if necessary, to the nearest 1/100th of 1%)” in each of clause (a) and clause (b).

3.    Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following conditions:

(a)    Execution of Counterparts of Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the requisite Lenders; and

(b)    Fees and Expenses. The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and expenses relating to this Amendment which are due and payable on the date hereof, including all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.    Representations and Warranties. The Borrower hereby represents and warrants that:

(a)    the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes hereof, (i) the representations and warranties contained in subsections (a) and (b) of Section 5.12 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01,

(b)     no Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment,

(c)    this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(d)    this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

(e)    the execution, delivery and performance of this Amendment will not: (i) contravene the terms of the Organization Documents of the Borrower or any of the Partner Entities; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (x) any Contractual Obligation to which the Borrower is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; or (iii) violate any Requirement of Law.

5.    No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6.    Counterparts; Facsimile/Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.    Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                PLUM CREEK TIMBERLANDS, L.P.,
a Delaware limited partnership

By: Plum Creek Timber I, L.L.C., its General Partner

By: Plum Creek Timber Company, Inc., its Managing Member

By: /s/ Laura B. Smith

Name: Laura B. Smith

Title: Vice President and Treasurer

[signature pages continue]

ADMINISTRATIVE AGENT

AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Susan T. Gallagher

Name: Susan T. Gallagher

Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Susan T. Gallagher

Name: Susan T. Gallagher

Title: Director

Northwest Farm Credit Services, PCA
as a Lender

By: /s/ Casey Kinzer
Name:    Casey Kinzer
Title:    Account Manager / VP

JPMorgan Chase Bank, National Association,
as a Lender

By:    /s/ Keith Winzenried
Name:    Keith Winzenried
Title:    Credit Executive

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:    /s/ Thomas Danielson
Name:    Thomas Danielson
Title:    Authorized Signatory

The Royal Bank of Scotland plc,
as a Lender

By:    /s/ Jonathan Lasner
Name:    Jonathan Lasner
Title:    Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Kurban H. Merchant
Name:    Kurban H. Merchant
Title:    Vice President

Bank of America, NA
as a Lender

By:    /s/ Jennifer Green
Name:    Jennifer Green
Title:    VP

COӦPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as a Lender

By:    /s/ John McHugh
Name:    John McHugh
Title:    Executive Director

By:    /s/ Sue Chen-Holmes
Name:    Sue Chen-Holmes
Title:    Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title:    Authorized Signatory

The Northern Trust Company,
as a Lender

By:    /s/ Brandon Rolek
Name:    Brandon Rolek
Title:    Vice President

AMERICAN AGCREDIT, PCA
as a Lender

By:    /s/ Janice T. Thede
Name:    Janice T. Thede
Title:    Vice President

Farm Credit East, ACA,
as a Lender

By: /s/ James M. Papai
Name: James M. Papai
Title: Senior Vice President

VOTING PARTICIPANTS:            CoBank ACB,
as a Voting Participant

By: /s/ Alan V. Schuler
Name: Alan V. Schuler
Title: Vice President

VOTING PARTICIPANTS:            FARM CREDIT BANK OF TEXAS,
as a Voting Participant

By: /s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

VOTING PARTICIPANTS:	Farm Credit Services of Mid-America, FLCA,
as a Voting Participant

By: /s/ Ralph M. Bowman
Name: Ralph M. Bowman
Title: Vice President - Capital Markets

VOTING PARTICIPANTS:            AgFirst Farm Credit Bank,
as a Voting Participant

By: /s/ Matthew H. Jeffords
Name: Matthew H. Jeffords
Title: Assistant Vice President

VOTING PARTICIPANTS:            GreenStone Farm Credit Services, ACA/FLCA,
as a Voting Participant

By: /s/ Jeff Pavlik
Name: Jeff Pavlik
Title: Vice President

VOTING PARTICIPANTS:            Farm Credit Services of America, FLCA,
as a Voting Participant

By: /s/ John Zhang
Name: John Zhang
Title: Vice President

VOTING PARTICIPANTS:            1ST FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By: /s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: Vice President, Capital Markets

VOTING PARTICIPANTS:            Badgerland Financial, FLCA,
as a Voting Participant

By: /s/ Kenneth H. Rue
Name: Kenneth H. Rue
Title: VP - Capital Markets

VOTING PARTICIPANTS:            AgCountry Farm Credit Services, PCA,
as a Voting Participant

By: /s/ James F. Baltezore
Name: James F. Baltezore
Title: Vice President Agribusiness and Capital Markets

VOTING PARTICIPANTS:            Farm Credit West, FLCA,
as a Voting Participant

By: /s/ Robert Stornetta
Name: Robert Stornetta
Title: Assistant Vice President

VOTING PARTICIPANTS:	FCS Financial, PCA,
as a Voting Participant

By: /s/ Sean Unterreiner
Name: Sean Unterreiner
Title: Senior Lending Officer

VOTING PARTICIPANTS:	United FCS, FLCA d/b/a FCS Commercial Finance Group, as a Voting Participant

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

VOTING PARTICIPANTS:            AgStar Financial Services, FLCA,
as a Voting Participant

By: /s/ Donald G. Lindeman
Name: Donald G. Lindeman
Title: Vice President

VOTING PARTICIPANTS:            AgChoice Farm Credit, FLCA,
as a Voting Participant

By: /s/ Joshua L. Larock
Name: Joshua L. Larock
Title: Assistant Vice President

VOTING PARTICIPANTS:            Frontier Farm Credit, ACA
as a Voting Participant

By: /s/ Stuart R. Hays
Name: Stuart R. Hays
Title: Vice President